Exhibit (24)


                             FIRST UNION CORPORATION

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of FIRST UNION CORPORATION (the "Corporation") hereby constitute and appoint Marion A. Cowell, Jr. and Kent S. Hathaway, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, one or more Registration Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the registration of the shares of Common Stock of the Corporation, including the rights attached thereto, that are issuable under the Corporation's 1998 Stock Incentive Plan, and any other securities of the Corporation or interests therein that are required to be so registered with respect to such Plan, and to sign any and all amendments to such Registration Statements.


      Signature                                             Capacity
      ---------                                             --------

/s/ Edward E. Crutchfield                         Chairman and Chief
----------------------------                      Executive Officer and Director
Edward E. Crutchfield

/s/ Robert T. Atwood                              Executive Vice President
----------------------------                      and Chief Financial Officer
Robert T. Atwood

/s/ James H. Hatch                                Senior Vice President and
----------------------------                      Corporate Controller
James H. Hatch                                    (Principal Accounting Officer)


----------------------------                      Director
Edward E. Barr


/s/ G. Alex Bernhardt                             Director
----------------------------
G. Alex Bernhardt


/s/ W. Waldo Bradley                              Director
----------------------------
W. Waldo Bradley


/s/ Robert J. Brown                               Director
----------------------------
Robert J. Brown




                                       17

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/s/ A. Dano Davis                                 Director
---------------------------
A. Dano Davis


/s/ R. Stuart Dickson                             Director
---------------------------
R. Stuart Dickson


/s/ B.F. Dolan                                    Director
---------------------------
B. F. Dolan


/s/ Roddey Dowd, Sr.                              Director
---------------------------
Roddey Dowd, Sr.


/s/ John R. Georgius                              Director
---------------------------
John R. Georgius



---------------------------                       Director
Arthur M. Goldberg


/s/ William H. Goodwin, Jr.                       Director
---------------------------
William H. Goodwin, Jr.


/s/ Howard H. Haworth                             Director
---------------------------
Howard H. Haworth


/s/ Frank M. Henry                                Director
---------------------------
Frank M. Henry


/s/ Leonard G. Herring                            Director
---------------------------
Leonard G. Herring


/s/ Jack A. Laughery                              Director
---------------------------
Jack A. Laughery


/s/ Max Lennon                                    Director
---------------------------
Max Lennon

/s/ Radford D. Lovett                             Director
---------------------------
Radford D. Lovett


/s/ Mackey J. McDonald                            Director
---------------------------
Mackey J. McDonald


/s/ Malcolm S. McDonald                           Director
---------------------------
Malcolm S. McDonald


/s/ Joseph Neubauer                               Director
---------------------------
Joseph Neubauer


/s/ Randolph N. Reynolds                          Director
---------------------------
Randolph N. Reynolds


/s/ Ruth G. Shaw                                  Director
---------------------------
Ruth G. Shaw


/s/ Charles M. Shelton, Sr.                       Director
---------------------------
Charles M. Shelton, Sr.


/s/ Lanty L. Smith                                Director
---------------------------
Lanty L. Smith


/s/ Anthony P. Terrracciano                       Director
---------------------------
Anthony P. Terracciano



---------------------------                       Director
Dewey L. Trogdon


/s/ John D. Uible                                 Director
---------------------------
John D. Uible

/s/ B. J. Walker                                  Director
---------------------------
B. J. Walker

February 17, 1998
Charlotte, NC

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